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                                                              EXHIBIT 10.1.19.2


                                 FIRST AMENDMENT

         THIS FIRST AMENDMENT dated as of October 8, 1999 (this "Amendment") is to the Credit Agreement (the "Credit Agreement") dated as of August 3, 1999 among UNITED AUTO GROUP, INC., a Delaware corporation (the "Company"), various financial institutions (the "Lenders") and CHRYSLER FINANCIAL COMPANY, L.L.C., as agent for the Lenders (the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined in the Credit Agreement.

         WHEREAS, the parties hereto desire to amend the Credit Agreement and certain other Loan Documents in certain respects;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1. AMENDMENTS. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below):

         1.1 (a) The following definitions in Section 1.1 of the Credit Agreement shall be amended and restated in their entireties to read as follows:

                  Commitment means, as to any Lender, such Lender's commitment to make Loans, and to issue or participate in LC Guaranties, under this Agreement. The initial amount of each Lender's Pro Rata Share of the Revolving Commitment Amount and the Acquisition Commitment Amount is set forth on Schedule 2.1.

                  Foreign Subsidiary means any Subsidiary of the Company which is not incorporated or organized in the United States or in any State thereof.

                  Lender - see the Preamble.

                  Letter of Credit means a letter of credit issued by the Issuer for the account of the Company pursuant to an LC Reimbursement Agreement and in respect of which an LC Guaranty has been issued.

                  Loan Documents means this Agreement, the Notes, the Guaranty, the LC Guaranties, the LC Reimbursement Agreements and the Collateral Documents.

         (b) The following definitions shall be added to Section 1.1 of the Credit Agreement, each in its appropriate alphabetical position:

                  Issuer means DaimlerChrysler North America Holding
         Corporation.


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                  LC Guaranty - see Section 2.1.3(a).

                  LC Reimbursement Agreement - see Section 2.1.3(a).

                  Reimbursement Obligation - see Section 2.1.3(c).

                  Young JV Agreement - see Section 9.9.

         (c) The definitions of "Issuing Lender" and "L/C Application" in
Section 1.1 of the Credit Agreement shall be deleted.

         1.2 The lead in paragraph to Section 2.1 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

                  2.1 Commitments. On and subject to the terms and conditions of this Agreement, each of the Lenders, severally and for itself alone, agrees to make Loans to, and to issue or participate in LC Guaranties for the account of, the Company as follows:

         1.3 Section 2.1.3 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

                  2.1.3 Letter of Credit Commitment; Reimbursement Obligations.
         (a) Upon written request from the Company, CFC (on behalf of all the Lenders) will issue to the Issuer, guaranties, in such form as is reasonably satisfactory to CFC, the Issuer and the Company (each herein, together with any extensions or renewals thereof, or guaranties issued by CFC in substitution therefor from time to time, called an "LC Guaranty"), of reimbursement obligations of the Company arising under reimbursement agreements in such form as is reasonably satisfactory to CFC, the Issuer and the Company (herein, collectively called the "LC Reimbursement Agreements" and individually called an "LC Reimbursement Agreement") executed by the Company in connection with Letters of Credit; provided, however, that CFC shall not issue any LC Guaranty if, after giving effect to such issuance, (i) the aggregate Stated Amount of all Letters of Credit shall exceed $10,000,000 or (ii) the Revolving Outstandings exceed the Revolving Commitment Amount. Each such request by the Company for an LC Guaranty shall specify the Stated Amount of the proposed underlying Letter of Credit, the beneficiary thereof, the proposed date of issuance of such Letter of Credit and such other matters as CFC may reasonably require.

                  (b) Upon CFC making any payment under any LC Guaranty, if the Company has not reimbursed CFC in full for such payment or disbursement by 11:00 A.M., Detroit time, on the date of such payment, or if any reimbursement received by CFC from the Company is or must be returned or rescinded upon or during any bankruptcy or reorganization of the Company or otherwise, each other Lender shall be obligated to pay to CFC its Pro Rata Share of such payment (but no such


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         payment shall diminish the obligation of the Company under Section
         2.1.3(c)). Each Lender irrevocably and unconditionally agrees to so pay to CFC in immediately available funds the amount of such Lender's Pro Rata Share of such payment. If and to the extent any Lender shall not have made such amount available to CFC by 2:00 P.M., Detroit time, on the Business Day on which such Lender receives notice from CFC of such payment (it being understood that any such notice received after noon, Detroit time, on any Business Day shall be deemed to have been received on the next following Business Day), such Lender agrees to pay interest on such amount to CFC forthwith on demand, for each day from the date such amount was to have been delivered to CFC to the date such amount is paid, at a rate per annum equal to (i) for the first three days after demand, the Federal Funds Rate from time to time in effect and
         (ii) thereafter, the Prime Rate from time to time in effect. Any Lender's failure to make available to CFC its Pro Rata Share of any such payment shall not relieve any other Lender of its obligation hereunder to make available to CFC such other Lender's Pro Rata Share of such payment, but no Lender shall be responsible for the failure of any other Lender to make available to CFC such other Lender's Pro Rata Share of any such payment.

                  (c) Notwithstanding any provision herein to the contrary, immediately upon the Issuer's presentation of any demand for payment under an LC Guaranty, the Company shall be obligated to reimburse CFC for such demand, on the date on which CFC honors such demand, in immediately available funds equal to the amount of such honored demand (such obligations being referred to herein as "Reimbursement Obligations"). If all or any part of such demand is not paid by the Company when due, such unpaid amount shall bear interest for each day during the period from the day of such demand until it shall be paid in full at a rate equal to the Prime Rate from time to time in effect (but not less than the Prime Rate in effect on the date on which CFC shall have honored such demand) plus two percent (2%) per annum; such interest shall be payable on demand.

                  (d) The obligation of the Company to reimburse CFC for demands made under the LC Guaranties shall be unconditional and irrevocable and shall be enforced strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following:

                  (A) lack of validity or enforceability of the appropriate LC Guaranty or Letter of Credit;

                  (B) the existence of any claim, set-off, defense or other right which the Company may have at any time against CFC or the Issuer, Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Company and the beneficiary under a Letter of Credit);

                  (D) any draft, demand, certificate or any other document presented under an LC Guaranty or a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;


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

                  (E) payment by CFC under an LC Guaranty against a demand which does not comply with the terms of such LC Guaranty, provided that such payment does not constitute gross negligence or willful misconduct of CFC;

                  (F) any adverse change in the condition (financial or otherwise) of the Company;

                  (G) any breach of this Agreement by the Company, the Agent, CFC or any other Lender;

                  (H)      any other circumstance or happening whatsoever; or

                  (I) the fact that an Event of Default or an Unmatured Event of Default shall have occurred and be continuing.

                  (d) As between the Company, the Agent and the Lenders, the Company assumes all risks of the acts and omissions of, or misuse of any LC Guaranty by, the Issuer or any beneficiary of a Letter of Credit. Without limiting the foregoing, neither the Agent, CFC nor any other Lender shall be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of a LC Guaranty or Letter of Credit, even if such document is proven to be in any respect invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a LC Guaranty or Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw thereupon, or the failure of the Issuer to comply fully with conditions required in order to demand under a LC Guaranty; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, facsimile, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or a demand under a LC Guaranty or of the proceeds of either thereof; (vii) the misapplication by the Issuer of the proceeds of any demand under a LC Guaranty; and (viii) any consequence arising from causes beyond the control of the Agent, CFC or any other Lender. None of the above shall affect, impair or prevent the vesting of any of the rights or powers hereunder of the Agent, CFC or any other Lender.

         1.4 Section 2.3 of the Credit Agreement shall be amended and restated to read in its entirety as follows: "[Intentionally left blank]."

         1.5 Section 2.5 of the Credit Agreement shall be amended and restated to read in its entirety as follows:


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                  2.5 Certain Conditions. Notwithstanding any other provision of this Agreement, no Lender shall have an obligation to make any Loan and CFC shall not have any obligation to issue any LC Guaranty, if an Event of Default or Unmatured Event of Default exists.

         1.6 Section 6.1(a) of the Credit Agreement shall be amended by deleting the words "Letters of Credit" where they appear and inserting in lieu thereof the words "LC Guaranties."

         1.7 Section 7.5 of the Credit Agreement shall be amended by (i) deleting the words "Letter of Credit" where they appear and inserting in lieu thereof the words "LC Guaranty" and (ii) deleting the words "Letters of Credit" where they appear and inserting in lieu thereof the words "LC Guaranties."

         1.8 Section 9.1.9 shall be redesignated as Section 9.1.10 and the following Section 9.1.9 shall be added to the Credit Agreement:

                  9.1.9 Subordinated Notes. (a) Within 45 days of the end of each Fiscal Quarter, the Company shall obtain from its independent certified public accountants and furnish to the Agent a letter, in form and substance satisfactory to the Agent, stating that such accountants have read Section 4.04 of the Series A Subordinated Notes Indenture and
         Section 4.4 of the Series B Subordinated Notes Indenture (and any similar provision in any Refinancing Agreement), that such accountants have tested the compliance by the Company with such provisions during such Fiscal Quarter and concluding that the Company was in compliance with such provisions during such Fiscal Quarter or, if the Company was not in compliance with any such provision, describing such non-compliance in reasonable detail.

                  (b) If in any Fiscal Quarter the sum of the aggregate principal amount of all outstanding Loans plus the Stated Amount of all Letters of Credit increases by more than $5,000,000, following such Fiscal Quarter each borrowing and issuance of a Letter of Credit shall (in addition to the conditions imposed by Section 10) be conditioned on the receipt by the Agent of a letter, in form and substance satisfactory to the Agent, from the independent certified public accountants of the Company stating that such accountants have read
         Section 4.04 of the Series A Subordinated Notes Indenture and Section
         4.4 of the Series B Subordinated Notes Indenture (and any similar provision in any Refinancing Agreement), that such accountants have tested the compliance by the Company with such provisions after giving pro forma effect to such borrowing or issuance and concluding that the Company is in compliance with such provisions after giving pro forma effect to such borrowing or issuance.

         1.9 Section 9.7(j) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

                  (j) Debt with respect to any Floor Plan Financing provided to the Company or any Subsidiary by General Motors Acceptance Corporation, BMW Financial Services NA, Inc., Ford


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

         Motor Credit Corporation, PRIMUS Automotive Financial Services, Inc., World Omni Financial Corporation (with respect to Toyota make vehicles only) or Toyota Motor Credit Corporation or any other Person to whom CFC, in its sole discretion, consents;

         1.10 Section 9.8(h) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

                  (h) Liens on any asset of an Automobile Dealership securing Debt permitted by Sections 9.7(j), (k) and (l) (in the case of Debt under Sections 9.7(j) and (l), (x) such Liens under agreements entered into after the date hereof may attach only to the inventory floorplanned by such Debt and proceeds thereof, accounts receivable and payment intangibles owing by the relevant Dealer to the manufacturer with whom the provider of the financing is affiliated (and, with respect to World Omni Financial Corp., owing to Southeast Toyota Distributors, Inc.) (and all other rights to payment in which any such financing provider could exercise a right of setoff or recoupment) and service loaner vehicles manufactured by a manufacturer and financed by a financing provider permitted under Section 9.7(j) or (l) (collectively, "Permitted Floorplan Collateral") and (y) to the extent that such Liens under agreements in existence on the date hereof attach to assets in addition to Permitted Floorplan Collateral, such Liens on such assets other than Permitted Floorplan Collateral must be subordinated to the security interest of the Agent in form and substance satisfactory to the Agent (it being understood that no such Lien may attach to any Excluded Property)).

         1.11 Clause (i) of the second sentence of Section 9.9 of the Credit Agreement shall be amended and restated to read in its entirety as follows " (i) any Subsidiary may pay dividends or make other distributions to the Company or another Subsidiary."

         1.12 Section 9.13 of the Credit Agreement shall be amended by (i) deleting the parenthetical phrase in clause (a)(i) thereof and inserting in lieu thereof the following "(other than Excluded Property and property in which the Company is prohibited from granting a security interest, pledge or assignment pursuant to a Permitted Restriction)" and (ii) deleting the first parenthetical phrase in clause (bi) thereof and inserting in lieu thereof the following "(other than Excluded Property and property in which such Subsidiary is prohibited from granting a security interest, pledge or assignment pursuant to a Permitted Restriction)."

         1.13 Clause (b) of Section 9.17 of the Credit Agreement shall be amended and restated to read in its entirety as follows "(b) except for Permitted Restrictions, prohibit the Company or any Subsidiary from granting to the Agent, for the benefit of the Lenders, a Lien on any of its assets or".

         1.14 Clause (b) of Section 9.19 of the Credit Agreement shall be amended and restated to read in its entirety as follows:


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                  (b) Investments by the Company in any Subsidiary or by any
         Subsidiary in the Company, or by any Subsidiary in any Subsidiary, by way of intercompany loans, advances or guaranties, all to the extent permitted by Section 9.7;

         1.15 The following Section 9.22 shall be added to the Credit Agreement:

                  9.22 Amendments to Subordinated Note Indentures. Not solicit the consent of any holder of Subordinated Notes to any amendment, waiver or modification of any Subordinated Note Indenture (or any Refinancing Agreement) unless, concurrently with any other consents being solicited, the consent of such holders is solicited to amend
         Section 4.04(ii) of the Series A Subordinated Notes Indenture and
         Section 4.4(ii) of the Series B Subordinated Notes Indenture (and any similar provision in any Refinancing Agreement) to increase the maximum amount of Debt that can be incurred under the "Senior Credit Facility" pursuant to such subsections from $100,000,000 to $250,000,000.

         1.16 The lead in paragraph of Section 10 shall be amended and restated to read in its entirety as follows:

                  The obligation of each Lender to make its Loans and of CFC to issue LC Guaranties is subject to the following conditions precedent:

         1.17 Section 10.1 of the Credit Agreement shall be amended by deleting the words "the Issuing Lender to issue its initial Letter of Credit" where they appear and inserting in lieu thereof the words "CFC to issue its initial LC Guaranty".

         1.18 The lead in paragraph to Section 10.2 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

                  10.2 Conditions. The obligation (a) of each Lender to make each Loan and (b) of CFC to issue each LC Guaranty is subject to the following further conditions precedent that:

         1.19 Section 11.1.12 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

                  11.1.12 Change of Control. A majority of the members of the Board of Directors of the Company shall cease to be constituted of (i) nominees and designees of Penske Capital Partners, (ii) officers and directors of any entity which, directly or indirectly, controls or is controlled by or is under common control with Penske Capital Partners or (iii) any Person approved by the vote of a majority of the members of the Board of Directors of the Company then in office who were at the time Persons described in clauses (i) and (ii) above.


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         1.20 The following Section 11.1.13 shall be added to the Credit
Agreement:

                  11.1.13 Securities Purchase Agreement; Put of Stock. Penske Capital Partners shall exercise its right to require the Company to repurchase the stock of the Company held by Penske Capital Partners pursuant to Section 7.2 of the Securities Purchase Agreement.

         1.21 The last two sentences of Section 11.2 of the Credit Agreement shall be deleted and the following inserted in lieu thereof:

         Any cash collateral delivered hereunder shall be held by the Agent (without liability for interest thereon) and applied to Reimbursement Obligations. After the expiration or termination of all LC Guaranties, such cash collateral shall be applied by the Agent to any remaining obligations hereunder and any excess shall be delivered to the Company or as a court of competent jurisdiction may elect.

         1.22 Section 12.1(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows: "[Intentionally left blank]."

         1.23 The last sentence of Section 13.1 of the Credit Agreement shall be deleted and the following inserted in lieu thereof:

         No provision of this Agreement relating to the rights or duties of CFC in its capacity as issuer of LC Guaranties shall be amended, modified or waived without the consent of CFC.

         1.24 Section 13.9.1 of the Credit Agreement shall be amended by deleting the words "the Issuing Lender" where they appear and inserting in lieu thereof the word "CFC."

         1.25 The Security Agreement shall be amended by (i) adding to Section 1 thereof the following definition in its appropriate alphabetical position

                  Excluded Contracts means (1) the Young JV Agreement, (2) the Securities Purchase Agreement and (3) to the extent the grant of a security interest or assignment as collateral security to the Agent therein is prohibited by a valid and enforceable restriction on the grant of a security interest or an assignment as collateral security, any franchise, dealer, framework, floor plan financing or similar agreement between the Company or any of its Subsidiaries or Affiliates, on the one hand, and any automobile manufacturer or any of such automobile manufacturer's subsidiaries or affiliates, on the other hand.

and (ii) amending and restating clause (y) of the proviso to Section 2 of the Security Agreement to read in its entirety as follows " (y) all Excluded Property and Excluded Contracts (but not any proceeds thereof) are excluded from the foregoing grant."


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

         1.26 The Guaranty shall be amended by (i) amending the sixth paragraph following the paragraph beginning "NOW, THEREFORE" by amending and restating clause (a) thereof to read in its entirety as follows "(a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder (subject only to the agreement of the party providing such security interest)" and (ii) amending the eleventh paragraph following the paragraph beginning "NOW, THEREFORE" by inserting the phrase ", but subject to
Section 13.9 of the Credit Agreement," immediately preceding the words "assign or transfer any or all of the Liabilities or any interest therein" where they appear in such paragraph.



         SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Lenders that (a) the representations and warranties made in Section 8 of the Credit Agreement are true and correct on and as of the Amendment Effective Date with the same effect as if made on and as of the Amendment Effective Date (except to the extent relating solely to an earlier date, in which case they were true and correct as of such earlier date); (b) no Event of Default or Unmatured Event of Default exists or will result from the execution of this Amendment; (c) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary approval from any governmental authority and (iv) do not and will not contravene or conflict with any provision of any law, rule or regulation or any order, decree, judgment or award which is binding on the Company or any of its Subsidiaries or of any provision of the certificate of incorporation or bylaws of the Company or of any agreement, indenture, instrument or other document which is binding on the Company or any of its Subsidiaries; and (d) the Amended Credit Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         SECTION 3 EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective on such date (the "Amendment Effective Date") when the Agent shall have received (a) a counterpart of this Amendment executed by the Company and the Required Lenders and (b) each of the following documents, each in form and substance satisfactory to the Agent:

         3.1 Resolutions. Certified copies of resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance by the Company of this Amendment, the Amended Credit Agreement and each other Loan Document contemplated by this Amendment to which the Company is a party.

         3.2 Incumbency and Signature Certificates. A certificate of the Secretary or an Assistant Secretary of the Company, certifying the names of the officer or officers of the Company authorized to sign


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

this Amendment and the other Loan Documents contemplated hereby to which the Company is a party, together with a sample of the true signature of each such officer.

         3.3 Reaffirmation. A Reaffirmation of Loan Documents in the form attached hereto executed by each Loan Party other than the Company.

         3.4 Other Documents. Such other documents as the Agent or any Lender may reasonably request.

         SECTION 4  MISCELLANEOUS.

         4.1 Continuing Effectiveness, etc. As herein amended and as waived by
Section 4.6, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement, the Notes, each other Loan Document and any similar document to the "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

         4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         4.3 Expenses. The Company agrees to pay the reasonable costs and expenses of the Agent (including reasonable fees and disbursements of counsel, including, without duplication, the allocable costs of internal legal services and all disbursements of internal legal counsel) in connection with the preparation, execution and delivery of this Amendment.

         4.4 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be wholly performed within the State of New York.

         4.5 Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

         4.6 Waiver. The Required Lenders hereby waive, for a period commencing on the date hereof and ending on November 8, 1999, any Event of Default arising solely out of the Company's failure to comply with Section 4.18 of each Subordinated Notes Indenture.

         4.7. Guaranty of Existing Letters of Credit. The parties hereto agree that the Letter of Credit Guaranty dated as of October 1, 1999 issued by CFC to The Bank of Nova Scotia ("BNS") in respect of two standby letters of credit issued by BNS for the account of the Company in the aggregate stated amount of $2,121,134 shall for the purposes of the Credit Agreement (as hereby amended) be an "LC Guaranty" thereunder.

         Delivered as of the day and year first above written.


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





                                         UNITED AUTO GROUP, INC.


                                         By
                                           --------------------------------
                                         Title
                                              -----------------------------

                                         CHRYSLER FINANCIAL COMPANY, L.L.C., as
                                         Agent and as a Lender


                                         By
                                           --------------------------------
                                         Title
                                              -----------------------------




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


                                REAFFIRMATION OF
                                 LOAN DOCUMENTS


                                 October 8, 1999


Chrysler Financial Company, L.L.C., as Agent and the other parties to the Credit Agreement referred to below

                       RE: REAFFIRMATION OF LOAN DOCUMENTS

Ladies and Gentlemen:

         Please refer to:

                  1. The Pledge Agreement dated as of October 8, 1999 (the "Pledge Agreement") among United Auto Group, Inc. ("UAG"), various of its subsidiaries and Chrysler Financial Company, L.L.C., in its capacity as Agent (in such capacity, the "Agent");

                  2. The Guaranty dated as of October 8, 1999 (the "Guaranty") executed in favor of the Agent and various other parties by all subsidiaries of UAG; and

                  3. The Security Agreement dated as of October 8, 1999 (the "Security Agreement") among UAG, its subsidiaries and the Agent.

         The Guaranty, the Pledge Agreement, the Security Agreement and the Credit Agreement referred to below are collectively referred to herein as the "Loan Documents". Capitalized terms not otherwise defined herein will have the meanings given in the Credit Agreement referred to below.

         Each of the undersigned acknowledges that the Company, the Lenders and the Agent have executed the First Amendment (the "Amendment") to the Credit Agreement dated as of August 3, 1999 (as so amended and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

         Each of the undersigned hereby (i) consents and agrees to the amendments to the Loan Documents to which such undersigned is a party contained in the Amendment and (ii) confirms that each Loan Document to which such undersigned is a party remains in full force and effect after giving effect to the effectiveness of the Amendment and that, upon such effectiveness, all references in such Loan Document to the "Credit Agreement" shall be references to the Credit Agreement as amended by the Amendment.

         The letter agreement may be signed in counterparts and by the various parties as herein on separate counterparts. This letter agreement shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

                                      UAG NORTHEAST, INC.
                                      DIFEO PARTNERSHIP, INC.
                                      DIFEO PARTNERSHIP HCT, INC.
                                      DIFEO PARTNERSHIP SCT, INC.
                                      DIFEO PARTNERSHIP RCT, INC.
                                      DIFEO PARTNERSHIP RCM, INC.
                                      DIFEO PARTNERSHIP VIII, INC.
                                      DIFEO PARTNERSHIP IX, INC.
                                      DIFEO PARTNERSHIP X, INC.
                                      UAG HUDSON, INC.
                                      SOMERSET MOTORS INC.
                                      UAG NORTHEAST BODY SHOP, INC.
                                      UAG NORTHEAST (NY), INC.
                                      UNITED LANDERS, INC.
                                      LANDERS AUTO SALES, INC.
                                      LANDERS UNITED AUTO GROUP NO. 2, INC.
                                      LANDERS UNITED AUTO GROUP, INC.
                                      LANDERS UNITED AUTO GROUP NO. 3, INC.
                                      LANDERS UNITED AUTO GROUP NO. 4, INC.
                                      LANDERS BUICK-PONTIAC, INC.
                                      UNITED AUTO GROUP, INC.
                                      UAG ATLANTA, INC.
                                      UAG DULUTH, INC.
                                      UAG ATLANTA II, INC.
                                      UNITED NISSAN, INC.
                                      UAG ATLANTA III, INC.
                                      PEACHTREE NISSAN, INC.
                                      UAG ATLANTA IV, INC.
                                      UAG ATLANTA IV MOTORS, INC.
                                      UAG ATLANTA V, INC.
                                      CONYERS NISSAN, INC.
                                      UAG ATLANTA VI, INC.
                                      UNITED JEEP CHRYSLER PLYMOUTH OF STONE
                                        MOUNTAIN, INC.
                                      UNITED MAZDA, INC.
                                      UAG TENNESSEE, INC.
                                      UAG WEST, INC.

                                      SA AUTOMOTIVE, LTD.
                                      SL AUTOMOTIVE, LTD.
                                      SPA AUTOMOTIVE, LTD.
                                      LRP, LTD.
                                      SUN MOTORS, LTD.
                                      SCOTTSDALE MANAGEMENT GROUP, LTD.
                                      SCOTTSDALE AUDI, LTD.
                                      SK MOTORS, LTD.
                                      KMT/UAG, INC.
                                      RELENTLESS PURSUIT ENTERPRISES, INC.
                                      TRI-CITY LEASING, INC.
                                      HT AUTOMOTIVE LTD.
                                      TEMPE MOTORS, INC.
                                      UAG NEVADA, INC.
                                      UAG TEXAS, INC.
                                      UAG TEXAS II, INC.
                                      UAG EAST, INC.
                                      WESTBURY SUPERSTORE, LTD.
                                      WESTBURY NISSAN LTD.
                                      PALM AUTO PLAZA, INC.
                                      FLORIDA CHRYSLER PLYMOUTH, INC.
                                      WEST PALM NISSAN, INC.
                                      WEST PALM INFINITI, INC.
                                      NORTHLAKE AUTO FINISH, INC.
                                      J & S AUTO REFINISHING, LTD.
                                      J&S IMPORTS, INC.
                                      WEST PALM AUTO MALL, INC.
                                      AUTO MALL PAYROLL SERVICES, INC.
                                      AUTO MALL STORAGE, INC.
                                      AMITY AUTO PLAZA, LTD.
                                      AMITY NISSAN OF MASSAPEQUA, LTD.
                                      UAG CAROLINA, INC.
                                      REED-LALLIER CHEVROLET, INC.
                                      MICHAEL CHEVROLET-OLDSMOBILE, INC.
                                      GENE REED CHEVROLET, INC.
                                      UNITEDAUTO DODGE OF SHREVEPORT, INC.
                                      UAG MEMPHIS, INC.
                                      COVINGTON PIKE DODGE, INC.
                                      UAG GRACELAND, INC.
                                      THE NEW GRACELAND DODGE, INC.

                                      UAG GRACELAND II, INC.
                                      UAG MEMPHIS II, INC.
                                      UAG MEMPHIS III, INC.
                                      UAG MEMPHIS IV, INC.
                                      UAG MEMPHIS V, INC.
                                      UAG KNOXVILLE, INC.
                                      UAG KNOXVILLE II, INC.
                                      UAG-CARIBBEAN, INC.
                                      UAG YOUNG, INC.
                                      DAN YOUNG INC.
                                      DAN YOUNG CHEVROLET INC.
                                      YOUNG MANAGEMENT GROUP, INC.
                                      PARKWAY CHEVROLET, INC.
                                      UAG YOUNG II, INC.
                                      UAG CENTURY MOTORS, INC.
                                      UAG PARAMOUNT MOTORS, INC.
                                      UAG KISSIMMEE MOTORS, INC.
                                      UAG CITRUS, INC.
                                      UAG CLASSIC, INC.
                                      CLASSIC AUTO GROUP, INC.
                                      CHERRY HILL CLASSIC CARS, INC.
                                      CLASSIC OF CHERRY HILL, INC.
                                      CLASSIC MANAGEMENT COMPANY, INC.
                                      CLASSIC CHEVROLET, INC.
                                      CLASSIC ENTERPRISE, INC.
                                      CLASSIC AUTO GROUP HOLDINGS, INC.
                                      CLASSIC IMPORTS, INC.
                                      UNITEDAUTO ENTERPRISE, INC.
                                      UNITED AUTOCARE, INC.
                                      UNITED AUTOCARE PRODUCTS, INC.
                                      UNITEDAUTO FOURTH FUNDING INC.
                                      UNITEDAUTO FIFTH FUNDING INC.
                                      AUTO LEASING CORPORATION
                                      UAG CAPITAL MANAGEMENT, INC.
                                      UAG FINANCE COMPANY, INC.
                                      KMT/UAG, INC.
                                      6725 DEALERSHIP LTD.
                                      CHERRY HILL CLASSIC CARS
                                      CLASSIC MOTOR SALES LLC
                                      D. YOUNG CHEVROLET LLC
                                      DAN YOUNG MOTORS LLC
                                      DAN YOUNG TIPTON LLC
                                      UAG YOUNG AUTOMOTIVE GROUP LLC

                                      UAG LANDERS, INC.
                                      YOUNG AUTOMOTIVE HOLDINGS LLC

                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------


                                      DIFEO HYUNDAI PARTNERSHIP
                                      DIFEO NISSAN PARTNERSHIP
                                      DIFEO CHRYSLER PLYMOUTH JEEPEAGLE
                                        PARTNERSHIP
                                      DIFEO LEASING PARTNERSHIP
                                      DIFEO CHEVROLET-GEO PARTNERSHIP
                                      J&F OLDSMOBILE PARTNERSHIP
                                      DANBURY AUTO PARTNERSHIP
                                      FAIR HYUNDAI PARTNERSHIP
                                      FAIR CHEVROLET-GEO PARTNERSHIP
                                      DANBURY CHRYSLER PLYMOUTH PARTNERSHIP
                                      DIFEO TENAFLY PARTNERSHIP
                                      By: DIFEO PARTNERSHIP, INC.
                                          a general partner


                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------


                                      OCT PARTNERSHIP
                                      By: DIFEO PARTNERSHIP VIII, INC.
                                          a general partner


                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      OCM PARTNERSHIP
                                      By: DIFEO PARTNERSHIP IX, INC.
                                          a general partner


                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------


                                      HUDSON MOTORS PARTNERSHIP
                                      By: DIFEO PARTNERSHIP HCT, INC.
                                          a general partner



                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      COUNTY AUTO GROUP PARTNERSHIP
                                      By: DIFEO PARTNERSHIP RCT, INC.
                                          a general partner



                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      SOMERSET MOTORS PARTNERSHIP
                                      By: DIFEO PARTNERSHIP SCT, INC.
                                           a general partner

                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      ROCKLAND MOTORS PARTNERSHIP
                                      By: DIFEO PARTNERSHIP RCM, INC.
                                          a general partner

                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------


                                      6725 AGENT PARTNERSHIP
                                      By: SCOTTSDALE AUDI, LTD.
                                           a general partner

                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------


                                      SHANNON AUTOMOTIVE, LTD.
                                      By: UAG TEXAS, INC.
                                          a general partner

                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------


                                      DAN YOUNG TIPTON, LLC
                                      By: DAN YOUNG, INC.
                                          Member



                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      YOUNG AUTOMOTIVE HOLDINGS, LLC
                                      UAG YOUNG AUTOMOTIVE GROUP, LLC
                                      D. YOUNG CHEVROLET, LLC
                                      By: UAG YOUNG, INC.
                                          Member



                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------



                                      DAN YOUNG MOTORS LLC
                                      By: DAN YOUNG CHEVROLET, INC.
                                        Member


                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      UAG CITRUS MOTORS, LLC
                                      By: UAG CITRUS, INC.
                                          Member



                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------


                                      CLASSIC MOTOR SALES, LLC
                                      CLASSIC ENTERPRISES, LLC
                                      By: UAG CITRUS, INC.
                                          Member



                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      CLASSIC NISSAN OF TURNERSVILLE, LLC
                                      By: Thomas J. Hessert
                                          Member



                                      ----------------------------------

                                      SCOTTSDALE JAGUAR, LTD.



                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      LANDERS UNITED AUTO GROUP NO. 5, INC.
                                      BPT HOLDINGS, INC.
                                      LANDERS FORD, INC
                                      NATIONAL CITY FORD, INC.
                                      CENTRAL FORD CENTER, INC.
                                      PIONEER FORD SALES, INC.


                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

ACKNOWLEDGED AND AGREED
as of the date first written above

CHRYSLER FINANCIAL COMPANY, L.L.C.,
as Agent


By:
   ----------------------------------
Title:
      -------------------------------